UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2009

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 30, 2009, Mr. Harold Sciotto resigned as a member of the Board of Directors of Ecotality.  Mr. Sciotto will remain as Secretary/Treasurer of Ecotality per his employment agreement. There were no disagreements with Mr. Sciotto on any matter relating to the Company’s operations, policies or practices.  A copy of Mr. Sciotto’s resignation letter is attached as an exhibit.

On October 30, 2009, Mr. Jerry Lin resigned as a member of the Board of Directors of Ecotality.  Mr. Lin will remain as Chairman of Ecotality’s Technology Committee. There were no disagreements with Mr. Lin on any matter relating to the Company’s operations, policies or practices.  A copy of Mr. Lin’s resignation letter is attached as an exhibit.

On October 30, 2009 Mr. Carlton M Johnson was named to fill one of the Company’s existing vacant positions as a member of the Board of Directors

Mr. Carlton Johnson has been In-House Legal Counsel of Roswell Capital Partners since April 1996. His responsibilities include general corporate, securities law, business litigation, and corporate governance. Mr. Johnson has been a member of the Alabama Bar since 1986, the Florida Bar since 1988, and the State Bar of Georgia since 1997. From 1993 to 1996 he served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science, with high honors, at Auburn University in 1982 and Juris Doctorate at Samford University – Cumberland School of Law, with high honors in 1986. Mr. Johnson graduated in the top 5% of his class and was a member of the academic honor society, Curia Honoris. Mr. Johnson received 5 book awards in law school – having obtained the highest grade in Constitutional Law, Evidence, Corporate Law, Environmental Law, and Federal Civil Procedure. He has served on the Board of Directors for Peregrine Pharmaceuticals Inc. since 1999. He is the Chair of their Audit Committee, and has served in various positions for this biotech company including assisting in business development and licensing, financing and general corporate governance. Since 2001, Mr. Johnson has served on the Board of Directors of Patriot Scientific, Inc. He is Chair of the Compensation Committee and serves on the Audit Committee, as well as the Executive Committee and is Patriot Scientific Co-Chair to the holding company for intellectual property licensing and enforcement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

3	Resignation Letters of members of Board of Directors

Signatures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	Nov 3, 2009
Jonathan R. Read

/s/ Barry S. Baer	Chief Financial Officer	Nov 3, 2009
Barry S. Baer